UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2023
WESTERN MIDSTREAM OPERATING, LP
(Exact name of registrant as specified in its charter)

Delaware	001-34046	26-1075808
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
 9950 Woodloch Forest Drive, Suite 2800
The Woodlands, Texas 77380
(Address of principal executive office) (Zip Code)

(346) 786-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On November 16, 2023, Western Midstream Operating, LP (the “Partnership”), a subsidiary of Western Midstream Partners, LP (NYSE: WES), entered into dealer agreements (the “Dealer Agreements”) with certain investment banks (collectively, the “Dealers”) relating to a $2,000,000,000 commercial paper program (the “CP Program”). The proceeds of the CP Program may be used for general partnership purposes.

The Dealer Agreements provide the terms under which the Dealers may either purchase from the Partnership or arrange for the sale by the Partnership of commercial paper notes, which are unsecured short-term promissory notes (“Notes”), pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The maturities of the Notes may vary, but may not exceed 397 days, and the principal amount of outstanding Notes at any one time may not exceed $2,000,000,000, which amount may be adjusted from time to time as provided in the Dealer Agreements. The Notes will be issued, at the option of the Partnership, either at a discounted price to their principal face value or will bear interest. Such discounted price or interest amounts shall be dependent on market conditions and the ratings assigned to the CP Program by credit rating agencies at the time of issuance of the Notes. A national bank will act as issuing and paying agent under the CP Program. As of the date hereof, the Partnership has not issued any Notes.

From time to time, one or more of the Dealers and certain of their respective affiliates have provided, and may in the future provide, commercial banking, investment banking and other financial advisory services to the Partnership and its affiliates for which they have received or will receive customary fees and expenses.

The Dealer Agreements are substantially identical in all material respects, except as to the name of the Dealer that is a party thereto, and contain customary representations, warranties, covenants and indemnification provisions. The form of Dealer Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The description above is a summary of the Dealer Agreements and is qualified in its entirety by the form of Dealer Agreement.

The Notes have not been and will not be registered under the Securities Act or state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Commercial Paper Dealer Agreement between the Partnership, as Issuer, and the Dealer party thereto, for the Commercial Paper Program.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN MIDSTREAM OPERATING, LP

		By:	Western Midstream Operating GP, LLC, its general partner

Dated:	November 16, 2023	By:	/s/ Kristen S. Shults
Kristen S. Shults Senior Vice President and Chief Financial Officer